SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            FORM 8-K/AMENDMENT NO. 1

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April l7, 2002

                          Royal Acceptance Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware

                 (State or Other Jurisdiction of Incorporation)

                 0-29797                                22-3680581
        (Commission File Number)             (IRS Employer Identification No.)

      90 Jericho Turnpike, Floral Park, New York                   11001
      (Address of Principal Executive Offices)                   (Zip Code)

                                 (516) 488-8600
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
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Item 4. Changes in Registrant's Certifying Accountant.

         (a)(4) The Registrant is filing with this amendment a letter dated May 17, 2002 from its Former Accountant, Weinick Sanders Leventhal & Co., LLP, addressed to the Securities and Exchange Commission stating that the Former Accountant agrees with the Statements made by the Registrant in response to this Item.

Item 7. Financial Statements and Exhibits.

        (c) Exhibits.

        *Exhibit 16.1 Letter of Weinick Sanders Leventhal & Co., LLP regarding change in certifying accountant.

        * Filed with this Amendment.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ROYAL ACCEPTANCE CORPORATION
                                         (Registrant)


Date: June 12, 2002                      By: /s/ Richard Toporek
                                         -------------------------------
                                                 Richard Toporek
                                                 President, Secretary and
                                                 Director


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